Scudder
Micro Cap
Fund

Annual Report
August 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.


SCUDDER        (logo)

                             Scudder Micro Cap Fund

--------------------------------------------------------------------------------
Date of Inception:  8/12/96  Total Net Assets as of      Ticker Symbol:  SCMCX
                             8/31/98: $102.5 million
--------------------------------------------------------------------------------

o For the twelve-month period ended August 31, 1998, Scudder Micro Cap Fund returned -13.96%, exceeding the -20.03% average total return of micro-cap funds according to Lipper Analytical Services.


o As corporate earnings growth appeared to be slowing in the wake of the emerging markets crises, investors sought the relative safety of U.S. Treasury securities and familiar large-cap growth stocks.


o Smaller issues and micro-cap stocks, in particular, declined sharply as investors set aside the attractive fundamentals of many companies in this sector.




                                Table of Contents

   3  Letter from the Fund's President   27  Financial Highlights
   4  Performance Update                 28  Notes to Financial Statements
   5  Portfolio Summary                  31  Report of Independent Accountants
   6  Portfolio Management Discussion    32  Tax Information
   9  Glossary of Investment Terms       32  Officers and Trustees
  10  Investment Portfolio               33  Investment Products and Services
  24  Financial Statements               34  Scudder Solutions


                           2 - Scudder Micro Cap Fund

                        Letter from the Fund's President

Dear Shareholders,

     Over the 12-month period, the economic crisis in the emerging markets spread across the globe, causing investors to seek cover in safer havens such as U.S. Treasury bonds and stocks of large, familiar companies. In the process, other securities such as stocks of very small companies have been driven down. In a broad-based market downdraft such as this, even shares of companies with positive fundamentals can get hit hard.

     As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately be recognized and rewarded in the marketplace. In this challenging climate, we believe that investors should remain focused on long-term investment goals.

     For this report, we asked fund managers James Eysenbach, Phil Fortuna, and Calvin Young to discuss the micro-cap market and the Fund's performance for the 12-month period. By sticking with their disciplined approach to selecting attractively valued micro-cap stocks, the Fund has continued to outperform its benchmarks and most other micro-cap funds. Their discussion begins on page 6.

     Effective October 23, 1998, the Fund has reopened to new investors. The Fund was closed to new individual investors on September 22, 1997 to make managing the portfolio easier and reflecting the view that maintenance of a small asset base is in the shareholder's best interests. The Fund's managers and Trustees believe that the Fund's current asset base is well below the level where an increase would hamper the Fund's investment style. As a result, the Fund is expected to close again once assets reach approximately $150 million.

     Thank you for your investment in Scudder Micro Cap Fund. If you have any questions about your Fund, please call at the number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Micro Cap Fund


                           3 - Scudder Micro Cap Fund

                    Performance Update as of August 31, 1998

----------------------------------------
Fund Index Comparisons
----------------------------------------
                       Total Return
----------------------------------------
Period     Growth
Ended        of                Average
8/31/98   $10,000  Cumulative  Annual
----------------------------------------
Scudder Micro Cap Fund
----------------------------------------
1 Year    $ 8,604   -13.96%    -13.96%
Life of
Fund*     $12,038    20.38%      9.46%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $ 8,058   -19.42%    -19.42%
Life of
Fund*     $10,608     6.08%      3.04%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $10,813     8.13%      8.13%
Life of
Fund*     $14,997    49.97%     21.84%

*The Fund commenced operations on August 12, 1996.

----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Micro Cap Fund
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,414
2/97           $11,355
5/97           $11,762
8/97           $13,910
11/97          $14,690
2/98           $15,150
5/98           $15,758
8/98           $11,968

Russell 2000 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,652
2/97           $10,880
5/97           $11,552
8/97           $12,896
11/97          $13,147
2/98           $14,138
5/98           $14,004
8/98           $10,392

S&P 500 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $11,675
2/97           $12,254
5/97           $13,210
8/97           $14,066
11/97          $15,006
2/98           $16,546
5/98           $17,266
8/98           $15,210

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.
The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                                    Yearly periods ended August 31

                                           1996      1997       1998
-------------------------------------------------------------------------
Net Asset Value                          $12.07    $16.77     $14.37
-------------------------------------------------------------------------
Income Dividends                         $   --    $  .02     $   --
-------------------------------------------------------------------------
Capital Gains Distributions              $   --    $   --     $  .07
-------------------------------------------------------------------------
Fund Total Return (%)                       .58     39.10     -13.96
-------------------------------------------------------------------------
Russell 2000 Index Total Return (%)        2.08     28.95     -19.42
-------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                           4 - Scudder Micro Cap Fund

                    Portfolio Summary as of August 31, 1998

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Common Stocks                        99%
Cash Equivalents                      1%
----------------------------------------
                                    100%
----------------------------------------

The Fund seeks to be
fully invested in U.S.
micro-cap stocks.


----------------------------------------
Sectors/Largest Holdings
(Excludes 1% Cash Equivs.)
----------------------------------------

1. FINANCIAL (18%)
   First Cash, Inc.
   Operator of pawn shops

2. MANUFACTURING (15%)
   American Locker Group, Inc.
   Manufacturer of coin, key, and
   electronically controlled storage lockers

3. CONSUMER DISCRETIONARY (14%)
   Garden Fresh Restaurant Corp.
   Operator of salad buffet restaurant
   chain

4. TECHNOLOGY (10%)
   Bull Run Corp.
   Manufacturer of dot matrix printers

5. SERVICE INDUSTRIES (7%)
   Automobile Protection Corp.
   Provider of extended vehicle service
   contracts

6. CONSUMER STAPLES (7%)
   Chock Full O'Nuts Corp.
   Producer of coffees, teas, peanut
   products

7. HEALTH (6%)
   GP Strategies Corp.
   Manufacturer of medical, health care,
   and consumer products

8. UTILITIES (5%)
   Florida Public Utilities Co.
   Distributor of electricity, natural, and propane gas and water

9. CONSTRUCTION (4%)
   Noland Corp.
   Plumbing, heating, cooling, electrical
   and water products and systems

10.DURABLES (4%)
   Engineered Support Systems,
   Inc.
   Manufacturer of nuclear, biological,
   and chemical defense systems


----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------

                                                      Fund as    Russell
                                          Micro Cap     % of       2000
Median Values                     Fund    Universe    Universe    Index
-----------------------------------------------------------------------------
Market Capitalization
  ($ millions)                      44         45        96%       358
Price/Earnings                    12.7       22.2        57%      17.4
Return On Equity (3 year)         10.5        6.6       160%      12.0
Sales Growth (5 year)             13.0       12.9       101%      19.5

The Fund was not subject to style drift, as its median market capitalization remained significantly below that of the micro-cap universe.



For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5 - Scudder Micro Cap Fund

                         Portfolio Management Discussion

In the following interview, James M. Eysenbach, Philip S. Fortuna, and Calvin S. Young, portfolio managers of Scudder Micro Cap Fund, discuss the Fund's strategy and market environment during the fiscal period.

Q: How did the Fund perform?

A: It's been a difficult period for equity investors, especially for the smallest capitalization issues such as micro-cap stocks. Yet, the Fund outperformed not only micro-cap benchmarks, but also small-cap benchmarks, such as the Russell 2000 Index. For the 12-month period, the Fund returned -13.96% versus -20.03% for the average micro-cap fund according to Lipper Analytical Services and -19.42% for the unmanaged Russell 2000 Index. Competitively, the Fund ranked among the top 25% of 44 micro-cap funds for the 12 months.

Q: Why was the period so negative for micro-cap stocks?

A: Small and micro-cap stocks have been weighed down by decelerating U.S. growth, deepening troubles in Asia, and a devaluation of the Russian currency in August, which sent shocks through the world's financial markets. While the Fund's holdings have limited direct exposure to the foreign markets, micro-caps were significantly affected by the broad worldwide sell-off. This "flight to quality" has been primarily concentrated in U.S. Treasury securities, but also favored large-cap U.S. growth companies because many investors believed that their stocks would hold up better in an environment of slowing corporate profit growth, global disinflation, and uncertainty.

Q: Yet, the Fund outperformed on a relative basis. What contributed to the Fund's performance?

A: Our investment strategy is focused on adding value in three areas: security selection, portfolio risk control, and efficient trading. All three areas were important in this market environment. Over the past year, micro-cap stocks in the utilities, construction, and finance sectors all reported positive returns, while those in metals and minerals, technology, and healthcare were down more than 30%. This wide spread in performance provided a significant opportunity to add value relative to the market.

Q: Which sectors helped or hurt the Fund's performance?

A: Our modest overweighting in the three best performing sectors helped our relative performance significantly. We overweighted utilities (up 20%), construction (up 9%), and financial (up 8%). It also helped that we were underweighted in two of the three worst performing sectors: technology (down 34%) and healthcare (down 32%). We held a market weighting in the metals and minerals sector (down 38%), but our holdings there fell somewhat less. Overall, our stock picks outperformed within the majority of sectors, particularly in consumer staples (-4% vs. -18%), healthcare (-13% vs. -32%) and energy (-9% vs. -30%).

Q: You say that portfolio risk control and efficient trading also contributed to performance. How did they help during the period?

A: Risk control is important in seeking to provide more stable returns over time and to ensure that a few bad stock picks don't ruin performance. We attempt to control risk in a number of ways. One way is through our emphasis on stocks with


                           6 - Scudder Micro Cap Fund
below-average P/Es. This has the potential to provide a degree of downside protection relative to other micro-cap stocks in a market selloff. We also limit individual security risk by holding a large number of securities (approximately
300) in the portfolio and investing no more than 2% of assets in any one security. Taken together, we think these risk control measures are the reason the Fund declined less than the micro-cap market and other micro-cap funds for the period.

The third factor we believe can help performance is efficient trading. We take a longer term perspective when evaluating stocks, thus our turnover of less than 40% per year is relatively low for a micro-cap fund. We also keep a tight rein on transaction costs, typically paying less than four cents per share on stock trades. An additional advantage of holding a large number of stocks is that it provides more flexibility when trading. At any given time we can spread our purchases across a greater number of stocks, thus being less likely to push up the price we have to pay. This is especially important when trading micro-cap stocks due to their lower liquidity.

Q: The Fund has just completed its two-year anniversary. How would you assess its longer term performance?

A: Two years is a relatively short horizon for evaluating a stock fund, but the Fund is off to a good start. Even after the recent decline, the Fund is up 20% from its commencement of operations on August 12, 1996. On a relative basis, the Fund has also performed well. For the two years ended August 31, 1998, the Fund ranks 7th out of 29 micro-cap funds, according to Lipper Analytical Services. At the same time, the Fund has been much less volatile than the typical micro-cap fund and, as seen over the last year, has fallen less in down markets. Over the long term (10 years or longer), we also seek to outperform large-cap stocks. With the S&P 500 up over 50% since the Fund's commencement of operations, we clearly have significant ground to make up to achieve this 10 year goal.


PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                    Risk/Return Comparison
                    Monthly total returns from 8/9/96 through 8/31/98


-----------------------------------------------------------------------
                                                        Risk
                                                 (standard deviation
                              Total Return       of monthly returns
                              (annualized)           annualized)
-----------------------------------------------------------------------
       Large Cap                21.79%                 17.58%
       (S&P 500)

       Small Cap                 2.92%                 20.38%
     (Russell 2000)

      Scudder Micro
        Cap Fund                 9.45%                 18.16%
-----------------------------------------------------------------------

Risk (standard deviation of monthly returns annualized)

The Fund has been significantly less volatile than large- and small-cap stocks.


Q: In light of the recent weakness for small and micro-cap stocks, have you made any adjustments to your investment disciplines?

A: While the dramatic underperformance of smaller-cap stocks can be disconcerting, we do not believe it is reason to modify our investment disciplines. In the past, small-cap stocks have sustained numerous periods of underperformance and yet have still outperformed over the long run. History also


                           7 - Scudder Micro Cap Fund
shows that performance leadership can shift abruptly. Thus, the Fund remains focused on micro-cap stocks, as indicated by the $44 million median market cap of the Fund's holdings.

We closely monitor our approach to stock selection, but have seen nothing to suggest that the fundamental factors affecting stock returns over the long run have changed dramatically. Shorter-run deviations are commonplace, but difficult to capture systematically. Consequently, we maintain a longer-term outlook in the search for undervalued securities -- those that are attractively priced relative to fundamentals such as sales, earnings, and assets. As of the end of the period, the typical holding had a P/E of less than 13x, representing a significant discount to the market.

Q: What is your outlook for micro-cap stocks?

A: The sharp divergence between small- and large-cap stock returns has resulted in increasingly attractive valuations for small-cap stocks. For the moment, these attractive valuations have been secondary in an environment of increasing risk aversion and a desire for liquidity. Nevertheless, we do not expect the dominance of large-cap stocks to continue indefinitely. With relative valuations looking more favorable for smaller-cap stocks than they have in over a decade, we believe the long-term outlook is positive. As the current market turbulence subsides -- which may not occur before year-end tax selling is completed -- we expect that investors who are willing to focus on the long-term prospects for U.S. micro-cap companies will be rewarded.


                             Scudder Micro Cap Fund:
                          A Team Approach to Investing

  Scudder Micro Cap Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Co-lead Portfolio Managers Philip S. Fortuna and James M. Eysenbach have responsibility for the Fund's day-to-day management and investment strategies. Mr. Fortuna joined the Adviser in 1986 as a manager of institutional equity accounts and is currently director of the Adviser's quantitative group.

  Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 10 years investment management experience, specializing in quantitative research, analysis, and portfolio management.

  Calvin S. Young serves as Portfolio Manager for the Fund. Mr. Young joined the Adviser in 1990 as a quantitative analyst and has more than nine years of investment industry experience with a special focus on small companies.


                           8 - Scudder Micro Cap Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH  STOCK              Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET  CAPITALIZATION     The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g. the Russell 2000) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION         A statistical measure of the degree to which an
                           investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of
Finance and Investment Terms


                           9 - Scudder Micro Cap Fund

                   Investment Portfolio as of August 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/31/1998 at
  5.75%, to be repurchased at $675,108 on 9/1/1998, collateralized by a $685,000                                   -----------
  U.S. Treasury Note, 5.875%, 1/31/1999 (Cost $675,000) .................................        675,000               675,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.3%
------------------------------------------------------------------------------------------------------------------------------
Technology
EDP Peripherals                                                                                                    -----------
Wells-Gardner Electronics Corp.* (Cost $380,007) ........................................         85,100               313,806
                                                                                                                   -----------
Preferred Stocks 0.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples
Food & Beverage                                                                                                    -----------
Seneca Foods Corp.* (Cost $69,600) ......................................................          5,800                69,600
                                                                                                                   -----------
Common Stocks 99.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 14.3%
Apparel & Shoes 1.6%
Cache, Inc.* ............................................................................        122,700               640,341
Candie's Inc.* ..........................................................................         36,000               194,625
Deckers Outdoor Corp.* ..................................................................         71,600               362,475
G-III Apparel Group, Ltd.* ..............................................................         65,500               171,938
Pubco Corp.* ............................................................................         28,100               273,975
                                                                                                                   -----------
                                                                                                                     1,643,354
                                                                                                                   -----------
Department & Chain Stores 1.5%
Drug Emporium, Inc.* ....................................................................        149,700               617,513
Duckwall-ALCO Stores, Inc.* .............................................................         37,200               520,800
Rose's Holdings, Inc.* ..................................................................        190,200               386,344
                                                                                                                   -----------
                                                                                                                     1,524,657
                                                                                                                   -----------
Home Furnishings 0.9%
Baldwin Piano & Organ Co.* ..............................................................         36,700               467,925
Salton/Maxim Housewares, Inc.* ..........................................................         39,300               481,425
                                                                                                                   -----------
                                                                                                                       949,350
                                                                                                                   -----------
Hotels & Casinos 1.5%
Buckhead America Corp.* .................................................................         52,100               325,625
International Thoroughbred Breeders, Inc.* (b) ..........................................         58,300                     0

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Jackpot Enterprises, Inc.* ..............................................................         52,000               513,500
Sonesta International Hotels Corp. "A" ..................................................         24,500               318,500
Supertel Hospitality, Inc.* .............................................................         37,900               407,425
                                                                                                                   -----------
                                                                                                                     1,565,050
                                                                                                                   -----------
Recreational Products 3.6%
Allen Organ Co. "B" .....................................................................         14,200               511,200
Casino America Inc.* ....................................................................         70,100               164,297
Equity Marketing, Inc.* .................................................................         13,200               202,950
Escalade, Inc.* .........................................................................         30,800               616,000
Fountain Powerboat Industries, Inc. .....................................................         13,050                74,222
Holiday RV Superstores, Inc.* ...........................................................        178,800               357,600
Polk Audio, Inc.* .......................................................................         34,100               375,100
Rawlings Sporting Goods Co., Inc.* ......................................................         41,700               375,300
Reading Entertainment, Inc.* ............................................................         36,500               328,500
Rentrak Corp.* ..........................................................................         94,400               383,500
Riddel Sports, Inc.* ....................................................................         68,000               323,000
                                                                                                                   -----------
                                                                                                                     3,711,669
                                                                                                                   -----------
Restaurants 2.5%
Back Bay Restaurant Group, Inc.* ........................................................         54,800               411,000
Benihana, Inc. "A"* .....................................................................         33,800               270,400
DenAmerica Corp.* .......................................................................        216,500               419,469
Garden Fresh Restaurant Corp.* ..........................................................         58,500               848,250
Max & Erma's Restaurants, Inc.* .........................................................         80,800               525,200
Timber Lodge Steakhouse, Inc.* ..........................................................         33,100               134,469
                                                                                                                   -----------
                                                                                                                     2,608,788
                                                                                                                   -----------
Specialty Retail 2.7%
Amplicon, Inc. ..........................................................................         31,200               432,900
Brookstone, Inc.* .......................................................................         33,900               364,425
D.I.Y. Home Warehouse, Inc.* ............................................................        133,900               184,113
InterTAN, Inc.* .........................................................................         91,100               364,400
Natural Wonders, Inc.* ..................................................................         33,200                70,550
Rag Shops, Inc.* ........................................................................         80,300               205,769
Reeds Jewelers, Inc.* ...................................................................         20,200                71,963
S & K Famous Brands, Inc.* ..............................................................         28,400               383,400
Transnet Corp.* .........................................................................         74,800                51,425

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ultimate Electronics, Inc.* .............................................................         90,300               287,831
Wolohan Lumber Co. ......................................................................         27,900               306,900
                                                                                                                   -----------
                                                                                                                     2,723,676
                                                                                                                   -----------
Consumer Staples 6.7%
Alcohol & Tobacco 0.4%
Genesee Corp. "B" .......................................................................          8,700               252,300
Todhunter International, Inc.* ..........................................................         15,600               128,700
                                                                                                                   -----------
                                                                                                                       381,000
                                                                                                                   -----------
Consumer Electronic & Photographic Products 0.3%
Cobra Electronics Corp.* ................................................................         85,800               321,750
                                                                                                                   -----------
Farming 0.4%
Sylvan, Inc.* ...........................................................................         27,800               396,150
                                                                                                                   -----------
Food & Beverage 3.7%
Celestial Seasonings, Inc.* .............................................................         12,600               444,150
Chock Full O'Nuts Corp.* ................................................................        129,200               621,775
Foodarama Supermarkets, Inc.* ...........................................................         14,100               475,875
J & J Snack Foods Corp.* ................................................................         22,300               351,225
Schultz Sav-O Stores, Inc. ..............................................................         33,050               512,275
Seaway Food Town, Inc. ..................................................................         33,150               451,669
Seneca Foods Corp.* .....................................................................         11,600               139,200
Smithfield Companies, Inc. ..............................................................         21,600               148,500
Suprema Specialties, Inc.* ..............................................................         98,500               286,266
Village Super Market, Inc. "A"* .........................................................         28,100               428,525
                                                                                                                   -----------
                                                                                                                     3,859,460
                                                                                                                   -----------
Package Goods/Cosmetics 0.3%
Allou Health & Beauty, Inc. "A"* ........................................................         67,200               323,400
                                                                                                                   -----------
Textiles 1.6%
Dyersburg Corp. .........................................................................         49,100               211,744
Hampshire Group, Ltd.* ..................................................................         29,900               549,413
Premiumwear, Inc.* ......................................................................         70,500               431,813
Worldtex, Inc.* .........................................................................         74,000               420,875
                                                                                                                   -----------
                                                                                                                     1,613,845
                                                                                                                   -----------
Health 6.3%
Biotechnology 0.3%
Synbiotics Corp.* .......................................................................        124,200               326,025
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health Industry Services 1.2%
Air Methods Corp.* ......................................................................         52,000               162,500
Cantel Industries Inc.* .................................................................         22,400               173,600
Caretenders Healthcorp* .................................................................         15,000                37,500
Cholestech Corp.* .......................................................................         50,900               229,050
Diagnostic Health Services, Inc.* .......................................................         20,000                80,000
Healthcare Services Group, Inc.* ........................................................         52,050               520,500
                                                                                                                   -----------
                                                                                                                     1,203,150
                                                                                                                   -----------
Hospital Management 0.9%
Complete Management Inc.* ...............................................................        281,000               403,938
Core Inc.* ..............................................................................         30,000               170,625
National Home Health Care Corp. .........................................................         90,690               382,598
                                                                                                                   -----------
                                                                                                                       957,161
                                                                                                                   -----------
Medical Supply & Specialty 3.9%
Akorn, Inc.* ............................................................................         99,600               417,075
Biosource International, Inc.* ..........................................................         67,100               222,269
GP Strategies Corp.* ....................................................................         52,220               522,200
Gamma Biologicals, Inc. .................................................................         97,100               382,331
Info-Tech, Inc.* ........................................................................         37,300               158,525
Meridian Medical Technologies, Inc.* ....................................................         14,900               134,100
Moore Medical Corp.* ....................................................................         33,400               421,675
Osteotech, Inc.* ........................................................................         14,800               338,550
Polymedica Industries, Inc.* ............................................................         48,800               378,200
Response Oncology, Inc.* ................................................................         50,300               182,338
Scherer Healthcare, Inc.* ...............................................................         31,600               106,650
Span-America Medical Systems, Inc. ......................................................         58,400               335,800
Superior Uniform Group Co., Inc. ........................................................         30,500               407,938
                                                                                                                   -----------
                                                                                                                     4,007,651
                                                                                                                   -----------
Communications 1.1%
Telephone/Communications 0.4%
Hector Communications Corp.* ............................................................         42,900               356,606
                                                                                                                   -----------
Miscellaneous 0.7%
Datapoint Corp.* ........................................................................        110,500                56,355
Datum, Inc.* ............................................................................        106,400               691,600
                                                                                                                   -----------
                                                                                                                       747,955
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Financial 18.3%
Banks 13.1%
Alliance Bancorp of New England .........................................................         37,749               401,083
Andover Bancorp, Inc. ...................................................................         17,000               476,000
Coastal Bancorp, Inc. ...................................................................         14,700               220,500
Columbia Banking System, Inc.* ..........................................................         17,640               266,805
Equitable Federal Savings Bank* .........................................................          2,400                59,400
FNB Rochester Corp. .....................................................................         23,000               401,063
First Citizens Corp. ....................................................................         12,750               280,500
First Essex Bancorp .....................................................................         15,800               238,975
First Georgia Holding, Inc. .............................................................         15,450               168,019
First Mutual Savings Bank ...............................................................         26,310               342,030
First Oak Brook Bancshares, Inc. "A" ....................................................         14,700               602,700
Foothill Independent Bancorp ............................................................         31,636               395,450
Granite State Bankshares, Inc. ..........................................................         30,650               586,181
HMN Financial, Inc. .....................................................................         23,100               317,625
Haven Bancorp, Inc. .....................................................................         12,200               195,200
Hingham Institution for Savings .........................................................         15,700               361,100
Kankakee Bancorp, Inc. ..................................................................          4,400               113,300
Lawrence Savings Bank* ..................................................................         45,600               501,600
Marion Capital Holdings, Inc. ...........................................................          7,500               172,500
Matewan Bancshares, Inc. ................................................................         10,730               241,425
Medford Bancorp Inc. ....................................................................         11,800               426,275
Merchants Bancorp, Inc. .................................................................         17,600               444,400
Mutual Savings Bank F.S.B.* .............................................................         27,000               222,750
New Milford Bank & Trust Corp. ..........................................................         17,300               333,025
Northrim Bank ...........................................................................         40,724               493,779
Parkvale Financial Corp. ................................................................         19,437               583,110
People's Bancshares, Inc. ...............................................................         17,600               264,000
Pinnacle Bancshares, Inc. ...............................................................         25,000               315,625
Premier National Bankcorp, Inc. .........................................................         12,375               210,375
Progress Financial Corp. ................................................................         17,309               240,162
SJNB Financial Corp. ....................................................................         13,300               438,900
Second Bancorp, Inc. ....................................................................         11,600               311,750
Skaneateles Bancorp, Inc. ...............................................................         25,950               392,494
Southwest Bancorp, Inc. .................................................................          7,800               202,800

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
State Financial Services Corp. "A" ......................................................         30,168               603,360
Sterling Bancorp ........................................................................         22,700               434,138
Union Bankshares Ltd.* ..................................................................         26,000               286,000
Warren Bancorp, Inc. ....................................................................         42,200               411,450
Washington Savings Bank, F.S.B. .........................................................         30,900               162,225
Winton Financial Corp. ..................................................................         35,000               420,000
                                                                                                                   -----------
                                                                                                                    13,538,074
                                                                                                                   -----------
Insurance 2.7%
ACCEL International Corp. ...............................................................        103,900               246,763
Atlantic American Corp.* ................................................................         71,600               313,250
Cotton States Life Insurance ............................................................         45,525               472,322
Investors Title Co. .....................................................................         24,100               506,100
Penn-America Group, Inc. ................................................................         21,050               228,919
Security National Financial Corp. "A" ...................................................         73,500               275,625
Siebels Bruce Group, Inc.* ..............................................................         46,100               218,975
Southern Security Life Insurance Co.* ...................................................          6,500                28,438
Standard Management Corp.* ..............................................................         66,100               458,569
                                                                                                                   -----------
                                                                                                                     2,748,961
                                                                                                                   -----------
Business Finance 1.0%
Advest Group, Inc. ......................................................................          7,200               137,700
HPSC, Inc.* .............................................................................         55,800               432,450
KBK Capital Corp.* ......................................................................         50,200               495,725
                                                                                                                   -----------
                                                                                                                     1,065,875
                                                                                                                   -----------
Other Financial Companies 0.7%
First Cash, Inc.* .......................................................................         65,900               691,950
                                                                                                                   -----------
Real Estate 0.8%
AMREP Corp.* ............................................................................         65,600               373,100
New Mexico & Arizona Land Co.* ..........................................................         27,900               411,525
                                                                                                                   -----------
                                                                                                                       784,625
                                                                                                                   -----------
Media 1.1%
Broadcasting & Entertainment 0.6%
Todd-AO Corp. "A" .......................................................................         35,800               190,188
Vaughn Communications, Inc.* ............................................................         65,400               441,450
                                                                                                                   -----------
                                                                                                                       631,638
                                                                                                                   -----------
Print Media 0.5%
Advanced Marketing Services, Inc. .......................................................         29,300               479,788
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 7.2%
Environmental Services 1.2%
GZA GeoEnvironmental Technologies, Inc.* ................................................         83,800               408,525
Recycling Industries, Inc.* .............................................................         17,100                37,941
Scope Industries, Inc. ..................................................................          8,400               571,200
Versar, Inc.* ...........................................................................         84,700               243,513
                                                                                                                   -----------
                                                                                                                     1,261,179
                                                                                                                   -----------
Investment 1.1%
H.D. Vest, Inc.* ........................................................................         47,800               334,600
Kinnard Investment, Inc.* ...............................................................         68,200               358,050
Scott & Stringfellow Financial, Inc. ....................................................         15,750               417,375
                                                                                                                   -----------
                                                                                                                     1,110,025
                                                                                                                   -----------
Miscellaneous Commercial Services 3.5%
American Physicians Service Group, Inc.* ................................................         68,600               343,000
Automobile Protection Corp.* ............................................................         99,800               623,750
BI, Inc.* ...............................................................................         42,200               263,750
C.H. Heist Corp.* .......................................................................         58,900               423,344
Exponent, Inc.* .........................................................................         42,200               263,750
General Employment Enterprises, Inc. ....................................................         46,005               264,529
Halifax Corp. ...........................................................................         27,150               190,050
Joule, Inc.* ............................................................................         52,700               197,625
LCS Industries, Inc. ....................................................................         25,800               328,950
RCM Technologies, Inc.* .................................................................         32,800               377,200
Unapix Entertainment, Inc.* .............................................................        129,600               307,800
                                                                                                                   -----------
                                                                                                                     3,583,748
                                                                                                                   -----------
Miscellaneous Consumer Services 0.8%
ACE Cash Express, Inc.* .................................................................         33,025               437,581
Cons Delivery & Logistics* ..............................................................         26,500                96,063
ICT Group, Inc.* ........................................................................         64,200               176,550
Warrantech Corp.* .......................................................................         33,000                84,563
                                                                                                                   -----------
                                                                                                                       794,757
                                                                                                                   -----------
Printing/Publishing 0.4%
Tufco Technologies, Inc.* ...............................................................         64,400               434,700
                                                                                                                   -----------
Miscellaneous 0.2%
Beard Co.* ..............................................................................         42,300               237,938
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Durables 4.1%
Aerospace 1.2%
Aeroflex, Inc.* .........................................................................         44,200               295,588
Ducommun, Inc.* .........................................................................         24,300               417,656
Engineered Support Systems, Inc. ........................................................         35,400               522,150
                                                                                                                   -----------
                                                                                                                     1,235,394
                                                                                                                   -----------
Automobiles 0.8%
Collins Industries Inc. .................................................................         31,900               143,550
Hilite Industries, Inc. .................................................................         50,400               384,300
Motorcar Parts & Accessories, Inc.* .....................................................         26,600               319,200
                                                                                                                   -----------
                                                                                                                       847,050
                                                                                                                   -----------
Leasing Companies 0.1%
Capital Associates Inc.* ................................................................         36,500               139,156
                                                                                                                   -----------
Telecommunications Equipment 1.2%
Anaren Microwave Inc.* ..................................................................         10,700               111,013
Celeritek, Inc.* ........................................................................         20,250                86,063
Cognitronics Corp.* .....................................................................         29,100               291,000
Comdial Corp.* ..........................................................................         44,400               310,800
Microlog Corp.* .........................................................................        121,500               144,281
Mosaix, Inc.* ...........................................................................         49,100               199,469
VARI-L Company, Inc.* ...................................................................         19,500               102,375
                                                                                                                   -----------
                                                                                                                     1,245,001
                                                                                                                   -----------
Miscellaneous 0.8%
Fansteel, Inc.* .........................................................................         58,200               352,838
Featherlite Manufacturing, Inc.* ........................................................         49,700               410,025
                                                                                                                   -----------
                                                                                                                       762,863
                                                                                                                   -----------
Manufacturing 15.2%
Chemicals 0.8%
AG Services of America, Inc.* ...........................................................         18,700               219,697
Aceto Corp. .............................................................................         44,400               604,950
                                                                                                                   -----------
                                                                                                                       824,647
                                                                                                                   -----------
Containers & Paper 0.7%
Applied Extrusion Technologies, Inc.* ...................................................         67,500               472,500
UFP Technologies, Inc.* .................................................................         86,500               259,500
                                                                                                                   -----------
                                                                                                                       732,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing 0.4%
JMAR Technologies, Inc. .................................................................         68,800               137,600
McRae Industries, Inc. "A" ..............................................................         42,300               282,881
                                                                                                                   -----------
                                                                                                                       420,481
                                                                                                                   -----------
Electrical Products 2.5%
ACME Electric Corp.* ....................................................................         57,600               262,800
Axsys Technologies, Inc.* ...............................................................         34,600               458,450
Bel Fuse Inc. Class "A"* ................................................................         13,750               220,000
Bel Fuse Inc. Class "B"* ................................................................         13,750               190,781
LaBarge, Inc.* ..........................................................................         98,800               333,450
Reliability Inc.* .......................................................................         15,300                77,456
SL Industries, Inc. .....................................................................         51,400               594,313
Valley Forge Corp. ......................................................................         35,600               409,400
                                                                                                                   -----------
                                                                                                                     2,546,650
                                                                                                                   -----------
Industrial Specialty 6.4%
American Locker Group, Inc.* ............................................................         51,600               709,500
Ault, Inc.* .............................................................................         98,300               356,338
Badger Meter, Inc. ......................................................................         18,000               518,625
Ceradyne, Inc.* .........................................................................         96,100               360,375
Cold Metal Products Inc.* ...............................................................         25,000                96,094
Dynamic Materials Corp.* ................................................................         71,200               427,200
Foster (LB) Co. "A"* ....................................................................        105,500               461,563
Graham Corp.* ...........................................................................         32,400               409,050
Insteel Industries, Inc. ................................................................         76,300               371,963
Interlake, Corp.* .......................................................................         78,300               239,794
Kinark Corp.* ...........................................................................        135,800               373,450
Lamson & Sessions Co.* ..................................................................         67,700               304,650
MFRI, Inc.* .............................................................................         70,200               438,750
Met-Pro Corp. ...........................................................................         27,400               306,538
Optical Coating Laboratory, Inc. ........................................................         12,200               192,150
Sifco Industries, Inc. ..................................................................         26,600               382,375
Tokheim Corp.* ..........................................................................         29,600               207,200
Trion, Inc. .............................................................................         88,500               492,281
                                                                                                                   -----------
                                                                                                                     6,647,896
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Machinery/Components/Controls 2.8%
Bridgeport Machines, Inc.* ..............................................................         46,200               508,200
Chicago Rivet & Machine Co. .............................................................         18,300               478,088
Devlieg-Bullard, Inc.* ..................................................................        128,600               176,825
Farrel Corp. ............................................................................        102,300               319,688
IMPCO Technologies, Inc.* ...............................................................         36,300               535,425
Oilgear Co. .............................................................................         27,000               283,500
Summa Industries, Inc.* .................................................................         42,600               324,825
Trans-Industries, Inc. ..................................................................         35,500               306,188
                                                                                                                   -----------
                                                                                                                     2,932,739
                                                                                                                   -----------
Office Equipment/Supplies 1.0%
Dixon Ticonderoga Co.* ..................................................................         30,100               331,100
Gradco Systems, Inc.* ...................................................................         70,000               157,500
TAB Products Co. ........................................................................         51,900               551,438
                                                                                                                   -----------
                                                                                                                     1,040,038
                                                                                                                   -----------
Specialty Chemicals 0.6%
Balchem Corp. "B"* ......................................................................         38,700               343,463
Detrex Corp.* ...........................................................................         34,200               230,850
                                                                                                                   -----------
                                                                                                                       574,313
                                                                                                                   -----------
Technology 10.1%
Computer Software 1.7%
Ciprico Inc.* ...........................................................................         26,000               169,000
Elcom International, Inc.* ..............................................................        191,100               298,594
FDP Corp. ...............................................................................         32,300               310,888
Interleaf Inc.* .........................................................................         56,600                56,600
Scan Optics, Inc.* ......................................................................         90,100               405,450
Sulcus Hospitality Technologies Corp.* ..................................................         79,200                99,000
Symix Systems, Inc.* ....................................................................         20,000               397,500
                                                                                                                   -----------
                                                                                                                     1,737,032
                                                                                                                   -----------
Diverse Electronic Products 0.2%
SBS Technologies, Inc.* .................................................................         10,200               223,125
                                                                                                                   -----------
EDP Peripherals 1.4%
Bull Run Corp.* .........................................................................        164,100               656,400
Equitrac Corp.* .........................................................................         26,300               470,113


    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Printronix, Inc.* .......................................................................         19,900               283,575
                                                                                                                   -----------
                                                                                                                     1,410,088
                                                                                                                   -----------
Electronic Components/Distributors 4.1%
Alpha Technologies Group, Inc.* .........................................................         45,300                70,781
American Technical Ceramics Corp.* ......................................................         55,300               400,925
Anderson Group, Inc.* ...................................................................         36,600               169,275
C.P. Clare Corp.* .......................................................................         66,600               445,388
IEC Electronics Corp. (New)* ............................................................         95,800               407,150
Jaco Electronics, Inc.* .................................................................         58,700               165,094
MATEC Corp. .............................................................................         31,300               123,244
Napco Security Systems, Inc.* ...........................................................         48,000               234,000
Nu Horizons Electronics, Inc.* ..........................................................         55,300               224,656
Programmer's Paradise, Inc.* ............................................................         82,300               390,925
Richey Electronics, Inc.* ...............................................................         56,600               339,600
Savior Technology Group, Inc.* ..........................................................         55,600               403,100
Sigmatron International, Inc.* ..........................................................         55,400               283,925
Trans-Lux Corp. .........................................................................         32,300               290,700
Video Display Corp.* ....................................................................         34,500               250,125
                                                                                                                   -----------
                                                                                                                     4,198,888
                                                                                                                   -----------
Military Electronics 0.6%
EDO Corp. ...............................................................................         78,400               524,300
Titan Corp. .............................................................................         31,843               145,284
                                                                                                                   -----------
                                                                                                                       669,584
                                                                                                                   -----------
Precision Instruments 1.3%
Barringer Technologies Inc.* ............................................................         14,500                92,438
DSP Technology, Inc.* ...................................................................         57,100               392,563
Instron Corp. ...........................................................................         30,800               415,800
O.I. Corp.* .............................................................................         96,600               434,700
                                                                                                                   -----------
                                                                                                                     1,335,501
                                                                                                                   -----------
Semiconductors 0.3%
SEEQ Technologies Inc.* .................................................................         65,500                57,313
Zing Technologies, Inc.* ................................................................         32,300               266,475
                                                                                                                   -----------
                                                                                                                       323,788
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.5%
GENICOM Corp.* ..........................................................................        146,600               371,081
SpecTran Corp.* .........................................................................         21,800               105,594
                                                                                                                   -----------
                                                                                                                       476,675
                                                                                                                   -----------
Energy 1.2%
Oil & Gas Production 0.5%
Hallwood Energy Partners, L.P. ..........................................................         42,700               224,175
Petroleum Development Corp.* ............................................................         77,600               269,175
TMBR/Sharp Drilling, Inc.* ..............................................................         18,400                73,600
                                                                                                                   -----------
                                                                                                                       566,950
                                                                                                                   -----------
Oil Companies 0.1%
Arabian Shield Development* .............................................................         46,700                93,400
                                                                                                                   -----------
Oilfield Services/Equipment 0.6%
Dawson Geophysical Co.* .................................................................         37,300               456,925
ICO Inc. ................................................................................         51,300               153,900
                                                                                                                   -----------
                                                                                                                       610,825
                                                                                                                   -----------
Metals & Minerals 1.5%
Steel & Metals 1.3%
Bayou Steel Corp.* ......................................................................        110,900               374,288
Driver Harris Co.* ......................................................................         36,700               344,063
Friedman Industries, Inc. ...............................................................         57,146               250,014
Webco Industries, Inc.* .................................................................         61,500               338,250
                                                                                                                   -----------
                                                                                                                     1,306,615
                                                                                                                   -----------
Miscellaneous 0.2%
United States Lime & Minerals, Inc. .....................................................         37,300               265,763
                                                                                                                   -----------
Construction 4.3%
Building Materials 0.0%
Genlyte Group, Inc.* ....................................................................          3,000                51,000
                                                                                                                   -----------
Building Products 1.7%
Baltek Corp.* ...........................................................................         46,100               437,950
Continental Materials Corp.* ............................................................         17,700               533,213
Noland Co. ..............................................................................         23,700               533,250
Waxman Industries, Inc.* ................................................................        125,700               227,831
                                                                                                                   -----------
                                                                                                                     1,732,244
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Homebuilding 0.8%
Engle Homes, Inc. .......................................................................         33,200               437,825
Liberty Homes, Inc. "A" .................................................................         19,500               231,563
Washington Homes, Inc.* .................................................................         33,000               154,688
                                                                                                                   -----------
                                                                                                                       824,076
                                                                                                                   -----------
Miscellaneous 1.8%
ACMAT Corp. "A"* ........................................................................         29,500               486,750
Abrams Industries, Inc. .................................................................         18,780               112,680
Instituform East, Inc. ..................................................................        129,900               284,156
MYR Group, Inc. .........................................................................         39,166               455,305
Turner Corp.* ...........................................................................         29,550               494,963
                                                                                                                   -----------
                                                                                                                     1,833,854
                                                                                                                   -----------
Transportation 2.9%
Miscellaneous Consumer Services 0.3%
PLM International Inc. ..................................................................         54,300               312,225
                                                                                                                   -----------
Air Freight 0.0%
Golden Eagle Group, Inc.* ...............................................................         27,500                39,531
                                                                                                                   -----------
Airlines 0.8%
Hawaiian Airlines, Inc.* ................................................................         80,000               190,000
Mercury Air Group, Inc. .................................................................         86,600               552,075
                                                                                                                   -----------
                                                                                                                       742,075
                                                                                                                   -----------
Marine Transportation 0.6%
International Shipholding Corp. .........................................................         42,200               646,188
                                                                                                                   -----------
Railroads 0.3%
Providence & Worcester Railroad Co. .....................................................         25,000               325,000
                                                                                                                   -----------
Trucking 0.6%
Boyd Brothers Transportation, Inc.* .....................................................         51,000               299,625
Kenan Transport Co. .....................................................................          8,500               265,625
                                                                                                                   -----------
                                                                                                                       565,250
                                                                                                                   -----------
Miscellaneous 0.3%
Travel Ports of America, Inc. ...........................................................        120,508               346,461
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utilities 4.7%
Electric Utilities 1.2%
Unitil Corp. ............................................................................         25,900               577,894
Upper Peninsular Energy Corp. ...........................................................         25,500               688,500
                                                                                                                   -----------
                                                                                                                     1,266,394
                                                                                                                   -----------
Natural Gas Distribution 1.5%
Chesapeake Utilities Corp. ..............................................................         20,200               337,088
Energy West, Inc. .......................................................................         25,700               224,875
Providence Energy Corp. .................................................................         23,700               466,594
Roanoke Gas Co. .........................................................................         29,200               554,800
                                                                                                                   -----------
                                                                                                                     1,583,357
                                                                                                                   -----------
Water Supply 1.3%
Connecticut Water Services ..............................................................         13,500               480,938
Dominguez Services Corp. ................................................................         13,550               291,325
Southwest Water Co. .....................................................................         34,419               567,914
                                                                                                                   -----------
                                                                                                                     1,340,177
                                                                                                                   -----------
Miscellaneous 0.7%
Florida Public Utilities Co. ............................................................         46,400               690,200
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $106,637,280)                                                                            102,048,449
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $107,761,887) (a)                                                         103,106,855
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $107,761,887. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $4,655,032. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,235,965 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,890,997.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $0 (0% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1998 aggregated $229,008. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Micro Cap Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of August 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $107,761,887) ..............       $ 103,106,855
                 Cash ...............................................................             200,587
                 Receivable for Fund shares sold ....................................             101,790
                 Dividends and interest receivable ..................................              42,021
                 Receivable for investments sold ....................................              80,863
                 Deferred organization expenses .....................................               8,235
                 Other assets .......................................................                 775
                                                                                           ----------------
                 Total assets .......................................................         103,541,126

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................             200,032
                 Payable for Fund shares redeemed ...................................             610,624
                 Accrued management fee .............................................              75,593
                 Other payables and accrued expenses ................................             151,562
                                                                                           ----------------
                 Total liabilities ..................................................           1,037,811
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 102,503,315
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ..........          (4,655,032)
                 Accumulated net realized gain (loss) ...............................           5,436,109
                 Paid-in capital ....................................................         101,722,238
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 102,503,315
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price (Note A) per share ($102,503,315 / 7,131,931 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of                ----------------
                   shares authorized) ...............................................              $14.37
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Micro Cap Fund

                             Statement of Operations

                           year ended August 31, 1998

Investment Income (Loss)
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $272) ..................       $     988,276
                 Interest ...........................................................             304,625
                                                                                           ----------------
                                                                                                1,292,901
                 Expenses:
                 Management fee .....................................................           1,021,784
                 Services to shareholders ...........................................             526,325
                 Custodian and accounting fees ......................................             138,337
                 Trustees' fees and expenses ........................................              60,950
                 Auditing ...........................................................              35,255
                 Registration fees ..................................................              28,358
                 Reports to shareholders ............................................              57,007
                 Legal ..............................................................              18,917
                 Amortization of organization expense ...............................               2,792
                 Other ..............................................................               7,474
                                                                                           ----------------
                                                                                                1,897,199
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                    (604,298)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................           5,710,208
                 Futures ............................................................            (190,868)
                                                                                           ----------------
                                                                                                5,519,340
                 Net unrealized appreciation (depreciation) during the period on           ----------------
                   investments ......................................................         (23,347,176)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (17,827,836)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (18,432,134)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           25 - Scudder Micro Cap Fund

                       Statements of Changes in Net Assets

                                                                                             Years Ended August 31,
Increase (Decrease) in Net Assets                                                           1998               1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ....................................     $   (604,298)      $    (99,149)
                 Net realized gain (loss) from investment transactions ...........        5,519,340            562,960
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .....................      (23,347,176)        18,667,904
                 Net increase (decrease) in net assets resulting from                 ----------------   ----------------
                   operations ....................................................      (18,432,134)        19,131,715
                 Distributions to shareholders from:                                  ----------------   ----------------
                 Net investment income ...........................................                --           (39,615)
                                                                                      ----------------   ----------------
                 Net realized gains on investment transactions ...................         (535,902)                --
                 Fund share transactions:                                             ----------------   ----------------
                 Proceeds from shares sold .......................................       72,871,032         70,826,488
                 Reinvestment of distributions ...................................          518,950             37,143
                 Cost of shares redeemed .........................................      (43,749,787)        (6,227,396)
                 Redemption fees .................................................          203,752             33,668
                 Net increase (decrease) in net assets from Fund share                ----------------   ----------------
                   transactions ..................................................       29,843,947         64,669,903
                                                                                      ----------------   ----------------
                 Increase (decrease) in net assets ...............................       10,875,911         83,762,003
                 Net assets at beginning of period ...............................       91,627,404          7,865,401
                                                                                      ----------------   ----------------
                 Net assets at end of period .....................................     $102,503,315       $ 91,627,404
                                                                                      ----------------   ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .......................        5,463,768            651,850
                                                                                      ----------------   ----------------
                 Shares sold .....................................................        4,090,660          5,254,231
                 Shares issued to shareholders in reinvestment of
                   distributions .................................................           30,277              2,884
                 Shares redeemed .................................................       (2,452,774)          (445,197)
                                                                                      ----------------   ----------------
                 Net increase (decrease) in Fund shares ..........................        1,668,163          4,811,918
                                                                                      ----------------   ----------------
                 Shares outstanding at end of period .............................        7,131,931          5,463,768
                                                                                      ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                           26 - Scudder Micro Cap Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                              August 12,
                                                                                                                 1996
                                                                                        Years Ended          (commencement
                                                                                         August 31,        of operations) to
                                                                                                               August 31,
                                                                                      1998       1997            1996
----------------------------------------------------------------------------------------------------------------------------
                                                                                  -----------------------------------------
Net asset value, beginning of period .......................................        $ 16.77    $ 12.07        $ 12.00
                                                                                  -----------------------------------------
Income from investment operations:
Net investment income (loss) ...............................................           (.08)      (.03)           .01
Net realized and unrealized gain on investments ............................          (2.28)      4.74            .06
                                                                                  -----------------------------------------
Total from investment operations ...........................................          (2.36)      4.71            .07
                                                                                  -----------------------------------------
Less distributions from:
Net investment income ......................................................             --       (.02)            --
Net realized gains from investment transactions ............................           (.07)        --             --
                                                                                  -----------------------------------------
Total distributions ........................................................           (.07)      (.02)            --
                                                                                  -----------------------------------------
Redemption fees ............................................................            .03        .01             --
                                                                                  -----------------------------------------
Net asset value, end of period .............................................        $ 14.37    $ 16.77        $ 12.07
                                                                                  -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........................................................         (13.96)     39.10(b)         .58(b)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................            103         92              8
Ratio of operating expenses, net to average daily net assets (%) ...........           1.39       1.75           1.75*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .............................................           1.39       2.19          22.06*
Ratio of net investment income (loss) to average daily net assets (%) ......           (.44)      (.21)          2.58*
Portfolio turnover rate (%) ................................................           33.5       17.1             --

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                           27 - Scudder Micro Cap Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective September 22, 1997, the Fund suspended the sale of its shares to new investors. Current individual shareholders of the Fund are able to continue to invest in the Fund. The Fund remains open to investment through qualified retirement plans. The Trustees may reopen the Fund at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to


                           28 - Scudder Micro Cap Fund
hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $78,167,481 and $42,944,293, respectively.

The aggregate face value of futures contracts opened and closed during the year ended August 31, 1998 was $16,303,240.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by

                           29 - Scudder Micro Cap Fund
the Trust's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, the Adviser had agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended August 31, 1998, the fee imposed amounted to $1,021,784, of which $75,593 was unpaid.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries PLC ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SSC aggregated $342,162, of which $25,821 is unpaid at August 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $65,418.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 1998, the amount charged to the Fund by STC aggregated $32,442, of which $7,299 is unpaid at August 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SFAC aggregated $89,375, of which $6,397 is unpaid at August 31, 1998.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1998 the Trustee fees and expenses aggregated $60,950.


                           30 - Scudder Micro Cap Fund

                       Report of Independent Accountants

To the Board of Trustees of Scudder Securities Trust and the Shareholders of Scudder Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Micro Cap Fund (the "Fund") at August 31, 1998, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 2, 1998

                          31 - Scudder Micro Cap Fund

                                 Tax Information


Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,600,000 as capital gain dividends for its year ended August 31, 1998, of which 94% represents 20% rate gains.


Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.




                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Director, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                          32 - Scudder Micro Cap Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           33 - Scudder Micro Cap Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           34 - Scudder Micro Cap Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           35 - Scudder Micro Cap Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]